UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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RF INDUSTRIES, LTD.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RF INDUSTRIES, LTD.
7610 Miramar Road
San Diego, California 92126

NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF STOCKHOLDERS
WILL BE HELD ON AUGUST 30, 2012

An Annual Meeting of Stockholders of RF Industries, Ltd., a Nevada corporation (the “Company”), will be held at the offices of TroyGould PC, 1801 Century Park East, 16th Floor, Los Angeles, California, 90067 on Thursday, August 30, 2012, at 10:00 a.m., for the following purposes:

1.	To elect six directors of the Company who shall serve until the 2013 Annual Meeting of Stockholders (and until the election and qualification of their successors).

2.	To amend and restate the Company's Articles of Incorporation to remove unnecessary and outdated provisions and to conform the Articles Incorporation more closely to those of other Nevada public corporations.

3.	To ratify the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2012.

4.	To transact such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

The Board of Directors has fixed the close of business on July 3, 2012 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof.

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials and our 2011 Annual Report on Form 10-K. The Notice contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2011 Annual Report on Form 10-K. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials and the Annual Report by mail. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. I urge you, therefore, to return a signed proxy card or vote by telephone or over the Internet, so that you can be sure your votes are properly counted, even if you plan to attend the meeting. Information about voting procedures can be found in the proxy statement.

I hope you will join us.

By Order of the Board of Directors

James Doss,

President and Corporate Secretary

San Diego, California

July 13, 2012

RF INDUSTRIES, LTD.
7610 Miramar Road
San Diego, California 92126

PROXY STATEMENT

General

The enclosed Proxy is solicited on behalf of the Board of Directors of RF Industries, Ltd., a Nevada corporation (the “Company”), for use at the Annual Meeting of Stockholders (“Annual Meeting”) to be held on Thursday, August 30, 2012, at 10:00 a.m. local time, or at any adjournment or postponement thereof. The Annual Meeting will be held at the offices of TroyGould PC, 1801 Century Park East, 16th Floor, Los Angeles, California, 90067.

The Notice of Internet Availability is first being mailed to our stockholders on or about July 13, 2012.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON AUGUST 30, 2012

The Company’s Notice of Annual Meeting, this proxy statement, the proxy card, and our Annual Report for the fiscal year ended October 31, 2011 are available on the Internet at https://materials.proxyvote.com/749552 and on our website at www.rfindustries.com under “Investor Information.”

Voting

Only stockholders of record at the close of business on July 3, 2012, will be entitled to notice of and to vote at the Annual Meeting. On July 3, 2012, there were 6,863,560 shares of Common Stock outstanding. The Company is incorporated in Nevada, and is not required by Nevada corporation law or its Articles of Incorporation to permit cumulative voting in the election of directors.

How can I attend the Annual Meeting?

You may attend the Annual Meeting if you are listed as a stockholder of record as of July 3, 2012 and bring proof of your identity. If you hold your shares in street name through a broker or other nominee, you will need to provide proof that you are the beneficial owner of the shares by bringing either a copy of a brokerage statement showing your share ownership as of July 3, 2012, or a legal proxy if you wish to vote your shares in person at the Annual Meeting. In addition to the items mentioned above, you should bring proof of your identity.

How can I vote my shares in person at the Annual Meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring proof of your identity to the Annual Meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, you have the right to direct your broker or nominee on how to vote these shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Annual Meeting and vote in person shares held in your brokerage account name, please contact your broker or nominee so that you can receive a legal proxy to present at the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted if you later decide not to attend the Annual Meeting or are unable to attend. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you change your proxy instructions as described above.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below, the instructions included on the Notice of Internet Availability of the proxy materials, and if you request printed proxy materials, the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker or nominee.

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•	By Internet — If you have Internet access, you may submit your proxy from any location in the world by following the Internet voting instructions on the proxy card or voting instruction card sent to you.

•	By Telephone — You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction card sent to you.

•	By Mail — You may do this by marking, dating and signing your proxy card or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that you will be mailed a printed proxy card or printed voting instruction card only if you request that such printed materials be sent to you by following the instructions in the Notice of Internet Availability for requesting paper copies of the proxy materials.

What vote is required for the proposals?

With regard to the election of directors, the six nominees receiving the greatest number of votes cast will be elected provided a quorum is present.  On each matter properly presented and submitted to a vote at the Annual Meeting, each share will have one vote for shares represented at the Annual Meeting (in person or by proxy) and entitled to vote. Shares represented by proxies that reflect abstentions or broker non-votes (that is, shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and will have the same effect as negative votes. Broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of the matters presented at the Annual Meeting. If the enclosed proxy is properly executed and returned to, and received by, the Company prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of specific voting instructions, the shares will be voted in accordance with the recommendations of the Board (i.e., “FOR” (i) the nominees of the Board of Directors in the election of the six directors whose terms of office will extend until the 2013 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, (ii) the amendment and restatement of the Company’s Articles of Incorporation to remove unnecessary and outdated provisions and to conform the Articles Incorporation more closely to those of other Nevada public corporations, and (iii) the ratification of the re-appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2012). Assuming that a quorum is present, the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote will be required to ratify the appointment of the independent registered public accounting firm. To approve the foregoing amendment and restatement of our Articles of Incorporation, the affirmative vote of a majority of our outstanding shares of common stock will be required.

Revocability of Proxies

When the enclosed Proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with any directions noted thereon, and if no directions are indicated, the shares it represents will be voted in favor of the proposals set forth in the notice attached hereto. Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it any time before its exercise. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. A Proxy may also be revoked by filing with the Secretary of the Company’s principal executive office, 7610 Miramar Road, San Diego, California 92126-4202, an instrument of revocation or a duly executed Proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet, telephone, or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called routine matters where your broker has discretionary voting authority over your shares. Brokers will have such discretionary authority to vote on Proposal 4 regarding the ratification of the selection of our independent registered public accounting firm for 2012, but not on any of the other proposals.

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We encourage you to provide instructions to your brokerage firm by returning your voting instruction card. This ensures that your shares will be voted at the Annual Meeting with respect to all of the proposals described in this proxy statement.

Solicitation

The Company will bear the entire cost of solicitation of Proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the Proxy, and any additional material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. The solicitation of Proxies by mail may be supplemented by telephone, facsimile or email, and/or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit Proxies.

PROPOSAL 1:
NOMINATION AND ELECTION OF DIRECTORS

Each director to be elected will hold office until the next Annual Meeting and until his or her successor is elected and has qualified, or until his or her death, resignation, or removal. Six directors are to be elected at the Annual Meeting. All six nominees are currently members of the Board of Directors. In accordance with our Bylaws, our Board of Directors has fixed the number of directors on our Board at six.

The six candidates receiving the highest number of affirmative votes cast at the Annual Meeting shall be elected as directors of the Company. Each nominee listed below has agreed to serve if elected. If for any reason any nominee named below is not a candidate when the election occurs, we intend to vote proxies for the election of the other nominees named below and may vote them for any substitute nominee or, in lieu thereof, our Board of Directors may reduce the number of directors in accordance with our Bylaws. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them in a manner that will result in the election of the six nominees named below.

Nominees

A majority of the Directors are "independent directors" as defined by the listing standards of The Nasdaq Stock Market, and the Board of Directors has determined that such independent directors have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director. The independent Director nominees are Marvin Fink, William Reynolds, David Sandberg and J. Randall Waterfield.

Set forth below is information regarding the nominees, including information furnished by them as to their principal occupations and their ages.

Name	Age	Director Since
Marvin H. Fink	76	2001
Howard F. Hill	71	1979
William L. Reynolds	77	2005
Darren Clark	45	2011
David Sandberg	39	2011
J. Randall Waterfield	39	2011

Marvin H. Fink served as the Chief Executive Officer, President and Chairman of the Board of Recom Managed Systems, Inc. from October 2002 to March 2005. Prior thereto, Mr. Fink was President of Teledyne’s Electronics Group. Mr. Fink was employed at Teledyne for 40 years. He holds a B.E.E. degree from the City College of New York, a M.S.E.E. degree from the University of Southern California and a J.D. degree from the University of San Fernando Valley. He is a member of the California Bar.

Howard F. Hill, a founder of the Company in 1979, has credits in Manufacturing Engineering, Quality Engineering and Industrial Management. He has been the Chief Executive Officer of the Company since July 1993 and also served as the President of the Company until July 5, 2011. He has held various positions in the electronics industry over the past 41 years.

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William Reynolds was the former VP of Finance and Administration for Teledyne Controls from 1994 until his retirement in 1997. Prior thereto, for more than 23 years he was the Vice-President of Finance and Administration of Teledyne Microelectronics. Mr. Reynolds also was a program finance administrator of Teledyne Systems Company for five years. He has a B.B.A. degree in Accounting from Woodbury University.

Darren Clark was appointed to the Board of Directors on June 15, 2011 following the acquisition by the Company of Cables Unlimited, Inc. on that date. Mr. Clark has been an executive officer of Cables Unlimited, Inc. since that company was formed in 1992, the Chief Executive Officer of Cables Unlimited, Inc. since 2005, and its sole shareholder from 2005 until June 15, 2011.

David Sandberg was appointed to the Board of Directors effective September 6, 2011 pursuant to an agreement entered into on August 29, 2011 by the Company and Red Oak Partners, LLC. Mr. Sandberg is the managing member, founder, and portfolio manager of Red Oak Fund, L.P., a NY-based hedge fund, since its March 2003 inception and is the portfolio manager of Pinnacle Fund, LLLP, since its September 2008 inception. Previously, Mr. Sandberg co-managed JH Whitney & Co.’s Green River Fund from 1998–2002. Mr. Sandberg received a BA in Economics and a BS in Industrial Management from Carnegie Mellon University. He presently serves on the Boards of the following public companies: Asure Software, Inc., SMTC Corporation and EDCI Holdings, Inc.

J. Randall Waterfield was appointed to the Board of Directors effective September 6, 2011 pursuant to an agreement entered into on August 29, 2011 by the Company and Red Oak Partners, LLC. Mr. Waterfield has been the Chairman of Waterfield Technologies, Inc., a software development firm focused on hosted and on-premise custom applications for the financial services, telecommunications and energy sectors since 2000. Mr. Waterfield is also the Chairman of Waterfield Group, a diversified financial services holding company since 1999, and an owner and member of the Board of Directors of Cappello Waterfield & Co., an investment banking concern with over $150 Billion in aggregate transaction experience through its affiliates including Cappello Capital Corporation and Cappello Group. Mr. Waterfield holds the Chartered Financial Analyst designation, and is a member of the Board of Directors, Executive Committee and former Chairman of the YPO New York City Chapter, a member of Mensa, and a graduate of Harvard University in 1996. Mr. Waterfield currently also serves on the Board of Directors of Waterfield Enterprises, LLC, TheRateReport.com, SMTC Corporation, and the Culver Military Summer School Alumni Association. Previously, Mr. Waterfield was at Goldman Sachs & Co., where he worked as an institutional asset manager from May 1996 through March of 1999, primarily responsible for the small capitalization growth portfolios. Mr. Waterfield currently also is a director of Asure Software, Inc., a publicly held provider of web-based workforce management solutions, and SMTC Corporation, a publicly held provider of end-to-end electronics manufacturing services.

In determining whether each nomination was appropriate and that each is qualified to serve on the Board of Directors, the Board considered the following:

Marvin Fink: Mr. Fink has significant experience in a variety of areas important to overseeing the management and operations of this Company, including experience as an executive officer, an engineer and a lawyer. Mr. Fink has been the principal executive officer of a public company as wells as the President of Teledyne’s Electronics Group. He has degrees in engineering and law and was involved in the electronics industry for over 40 years.

Howard Hill: Mr. Hill is a founder of the Company and has over 41 years of experience in the electronics industry.

William Reynolds: Mr. Reynolds has significant accounting and financial management expertise, having served as VP of Finance and Administration for Teledyne Controls, as the Vice-President of Finance and Administration of Teledyne Microelectronics, and as a program finance administrator of Teledyne Systems Company. He also has a degree in accounting, which enables him to serve as the “audit committee financial expert” of the Audit Committee.

Darren Clark: Mr. Clark is the founder and has been a principal executive officer of Cables Unlimited, Inc. and, as a result, is familiar with the operations of that key subsidiary of the Company. In addition, Mr. Clark has expertise in the fiber optic cable industry, an important area of potential growth for the Company.

David Sandberg: Mr. Sandberg has significant experience in public securities markets, public company management and finance, as well as expertise in mergers and acquisitions.

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J. Randall Waterfield: Mr. Waterfield has significant experience in public securities markets and finance, particularly with respect to small capitalization growth companies such as the Company.

Term of Service

Each director to be elected will hold office until the next Annual Meeting and until his or her successor is elected and has qualified, or until his or her death, resignation, or removal. However, Mr. Sandberg and Mr. Waterfield were appointed to the Board on September 6, 2011 and were nominated for election at the Annual Meeting as a result of an August 29, 2011 agreement between the Company and Red Oak Partners, LLC. Pursuant to that agreement, Mr. Waterfield (or Mr. Sandberg) has agreed to tender his resignation from the Board if the number of shares of common stock beneficially owned by Red Oak Partners LLC at any time falls below 5% (but remains above 2.5%) of the then outstanding shares of common stock (other than as a result of additional issuances by the Company). Furthermore, if the number of shares of common stock beneficially owned by Red Oak Partners LLC at any time falls below 2.5% of the then outstanding shares of common stock (other than as a result of additional issuances by the Company), then both Mr. Sandberg (or his successor) and Mr. Waterfield (or his successor) have agreed to promptly tender their resignations.

Management

Howard F. Hill is the Chief Executive Officer of the Company. He co-founded the Company in 1979. Mr. Hill has credits in Manufacturing Engineering, Quality Engineering and Industrial Management. He has been the principal executive officer of the Company since July 1993. He has held various positions in the electronics industry over the past 41 years. (see “Nominees,” above)

James Doss, 43 is the President, Chief Financial Officer and Corporate Secretary of the Company. He joined the Company as its Director of Accounting in February 2006, and was promoted to Acting Chief Financial Officer and Corporate Secretary in February 2007. Effective January 24, 2008, Mr. Doss was appointed the Chief Financial Officer. Mr. Doss was appointed as the Company’s President effective July 5, 2011. Prior to joining the Company, Mr. Doss was a private consultant to a number of Software and High-Tech companies, providing general accounting and corporate finance support. Previously, he was Director of Finance for San Diego-based HomeRelay Communications, Inc., an Internet Service Provider (ISP). From 1996 to 2000, Doss was Controller for CliniComp, International, a San Diego medical software developer and hardware manufacturer of hospital critical care units. In 1995 Mr. Doss joined Denver-based Merrick & Company as Senior Staff Accountant. Mr. Doss received his B.S. in Finance and Economics from San Diego State University in 1993 and completed graduate and advanced financial management studies, receiving his MBA from San Diego State University in 2005.

Board of Director Meetings

All members of the Board of Directors hold office until the next Annual Meeting of Stockholders or the election and qualification of their successors. Executive officers serve at the discretion of the Board of Directors.

During the fiscal year ended October 31, 2011, the Board of Directors held fifteen meetings at which each director attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings of the committees on which he served.

Director Attendance at Annual Meetings

Although the Company does not have a formal policy regarding attendance by Board members at the annual meeting of stockholders, directors are strongly encouraged to attend annual meetings of the Company’s stockholders. All of the directors attended the 2011 annual meeting of the Company’s stockholders, and all director nominees are expected to attend the 2012 Annual Meeting.

Board Committees

During the fiscal year ended October 31, 2011, the Board of Directors maintained four committees, the Compensation Committee, the Audit Committee, the Strategic committee and the Nominating and Corporate Governance Committee.

The Audit Committee meets periodically with the Company’s management and independent registered public accounting firm to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements. The audit committee also hires the independent registered public accounting firm, and receives and considers the accountant’s comments as to controls, adequacy of staff and management performance and procedures. The Audit Committee is also authorized to review related party transactions for potential conflicts of interest. As of the end of fiscal 2011, the Audit Committee was composed of Messrs. Reynolds (Chairman), Fink, Sandberg and Waterfield.  Each of these individuals is and has been a non-employee director and is independent as defined under the Nasdaq Stock Market’s listing standards. Each of the members of the Audit Committee has significant knowledge of financial matters, and Mr. Reynolds currently serves as the “audit committee financial expert” of the Audit Committee. The Company believes that the current members of the Audit Committee can competently perform the functions required of them as members of the Audit Committee. The Audit Committee met four times during fiscal 2011.

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The Compensation Committee currently consists of Messrs. Waterfield (Chairman), Fink, Reynolds, and Sandberg, each of whom is a non-employee director and is independent as defined under the Nasdaq Stock Market’s listing standards. The Compensation Committee is responsible for making recommendations to the Board regarding the remuneration arrangements for the Company’s principal executive officers, including all employees whose salaries are publicly disclosed in the Company’s reports filed with the Securities and Exchange Commission. The Compensation Committee held one formal meeting during fiscal 2011, which was attended by all committee members.

The Strategic Committee was formed in August 2011 for the purpose of assisting the Board in carrying out its responsibilities relating to potential mergers, acquisitions, divestitures, strategic uses of the Company’s capital, and other key strategic transactions outside the ordinary course of the Company’s business, and making proposals to the Board with respect to the foregoing. The Strategic Committee currently consists of Messrs. Sandberg (Chairman), Fink, Waterfield, and Reynolds, each of whom is a non-employee director and is independent as defined under the Nasdaq Stock Market’s listing standards. The Strategic Planning Committee held one formal meeting during fiscal 2011, which was attended by all committee members.

The Nominating and Corporate Governance Committee was formed in August 2011 for the purpose of developing and recommending corporate governance guidelines to the Board, identifying qualified individuals to become directors, recommending selection nominees to serve on the Board, and overseeing the evaluation of the Board and its committees. The Nominating and Corporate Governance Committee currently consists of Messrs. Fink (Chairman), Sandberg, Waterfield and Reynolds, each of whom is a non-employee director and is independent as defined under the Nasdaq Stock Market’s listing standards. The Nominating and Corporate Governance Committee held one formal meeting during fiscal 2011, which was attended by all committee members.

The Audit Committee, Compensation Committee, Strategic Committee, and Nominating and Corporate Governance Committee each operate pursuant to a written charter, which charters are available on our website, www.rfindustries.com/investor-info.html.

Nominating Directors

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board. However, the Nominating and Corporate Governance Committee believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation. In this context, the Nominating and Corporate Governance Committee does consider a candidate’s experience, education, industry knowledge, history with the Company, and differences of viewpoint when evaluating his or her qualifications for election the Board.

The Nominating and Corporate Governance Committee believes that the Board of Directors should consist of individuals who possess the integrity, education, work ethic, experience and ability to work with others necessary to oversee our business effectively and to represent the interests of all of the Company’s stockholders. The Nominating and Corporate Governance Committee also believes that directors should, if possible, own an equity interest in the Company in order to better align their interests with those of the stockholders. The standards that the Nominating and Corporate Governance Committee considers in selecting candidates (although candidates need not possess all of the following characteristics, and not all factors are weighted equally) include, among other factors determined to be relevant by the Board, each director's or nominee's:

•	business experience;

•	industry experience;

•	financial background;

•	breadth of knowledge about issues affecting the Company; and

•	time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual.

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In addition to the foregoing factors, the committee shall consider the number of shares of common stock of the Company owned by a candidate (and the value of such shares). The committee shall disfavor the re-nomination of any current director who owns shares of common stock of the Company having a market value (based on the closing price of the Common Stock as of the date of the last annual meeting of stockholders) of less than $35,000; provided, however, that the failure of a director to own $35,000 of common stock of the Company shall not be grounds for disqualification, but shall merely be considered by the Committee as a significant factor in evaluating the overall qualifications of any director nominee. Therefore, directors may continue to be nominated, and may continue to serve on the Board even if they do not own the suggested amount of shares.

Stockholder Recommendations of Director Candidates The Board of Directors will consider Board nominees recommended by stockholders. In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to the Corporate Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company as set forth under “Stockholder Proposals” below. Notice of a nomination must include your name, address and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any). You must submit the nominee’s consent to be elected and to serve. The Board of Directors may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee.

Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.

Stockholder Communication with Board Members Stockholders who wish to communicate with our Board members may contact us at our principal executive office at 7610 Miramar Road, Suite 6000, San Diego, California 92126-4202. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of the Company's Directors, officers and employees, including its principal executive officer and principal financial officer. A copy of our Code of Business Conduct and Ethics is available on our website, www.rfindustries.com/investor-info.html. In addition, any waivers of the Code of Business Conduct and Ethics for Directors or executive officers of the Company will be disclosed in a report on Form 8-K.

Executive Compensation

Summary of Cash and Other Compensation. The following table sets forth compensation for services rendered in all capacities to the Company for each person who served as the Company’s Chief Executive Officer during the fiscal year ended October 31, 2011, and for each executive officer, other than our Chief Executive Officer, who earned over $100,000 during the fiscal year ended October 31, 2011 (collectively, the “Named Executive Officers”). No other executive officer of the Company received salary and bonus that exceeded $100,000 in the aggregate during the fiscal year ended October 31, 2011:

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Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Howard F. Hill	2011	226,512	80,000	-	11,151	-	-	43,358	(1)	361,021
Chief Executive Officer, Director	2010	211,292	50,000	-	7,422	-	-	45,877		314,591

James S. Doss	2011	140,619	-	-	31,755	-	-	17,102	(2)	189,475
President, Chief Financial Officer	2010	111,624	25,000	-	29,524	-	-	10,972		177,120

(1) Mr. Hill’s other compensation consisted of $26,181 of accrued vacation not taken in fiscal 2011 and $17,177 for vehicle and apartment rental costs. Because Mr. Hill does not live in San Diego, the Company has maintained an apartment in San Diego for Mr. Hill and some of the other managers since 1994. The compensation attributable to the use of a Company vehicle represents the value of his personal use of a Company vehicle.

(2) Mr. Doss’s other compensation consisted of $3,932 of accrued vacation not taken in fiscal 2011 and $13,170 for vehicle costs.

(3) The amounts in this column represent the option awards recognized by the Company as an expense for financial reporting purposes. The fair value of these awards and the amounts expensed were determined in accordance with Financial Accounting Standards Board Statement ASC Topic 718 (Financial Accounting Standards No. 123 (revised 2004) Share Based Payment (FAS 123R)). The assumptions we use in calculating these amounts are discussed in Note 7, “Stock options,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2011.

2011 Option Grants

In fiscal 2011, the Company granted stock options to the Named Executive Officers under the Company’s 2010 Stock Incentive Plan as follows:

2011 Grants of Plan-Based Awards

Name	Grant Date	All Other Option Awards (# of Shares)	Exercise Price of Option Awards ($/Share)(1)	Grant Date Fair Value of Option Awards ($)(2)
Howard F. Hill
Chief Executive Officer	12/10/10	4,000	3.14	3,995
	10/31/11	4,000	3.16	3,279
James Doss
President and Chief Financial Officer	12/10/10	4,000	3.14	3,995
	10/31/11	2,000	3.16	1,639

(1) The exercise price of options awarded during fiscal 2011 was the closing sale price of a share of the Company’s common stock on the Nasdaq Capital Market on the date of grant.

(2) The grant date fair value of each equity award is computed in accordance with ASC Topic 718.

Holdings of Previously Awarded Equity

Equity awards held as of October 31, 2011 by each of our named executive officers were issued under our 2000 Stock Option Plan and 2010 Stock Incentive Plan, except for options to purchase 215,204 shares that were granted to Mr. Hill in 1994 under his employment agreement. The following table sets forth outstanding equity awards held by our Named Executive Officers as of October 31, 2011:

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Outstanding Equity Awards As Of October 31, 2011

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Howard Hill	370,408			0.05	None
Howard Hill	12,000			3.75	10/31/16
Howard Hill	4,000			3.78	10/31/17
Howard Hill	8,000			3.78	10/31/17
Howard Hill	5,334			2.25	10/31/13
Howard Hill	5,334		2,666(1)	2.025	10/31/14
Howard Hill	4,000			2.245	01/21/15
Howard Hill	2,666		5,334(2)	3.40	10/31/15
Howard Hill	4,000			3.14	12/10/15
Howard Hill			4,000(3)	3.16	10/31/16
James Doss	32,832			3.78	10/31/17
James Doss	33,000			3.78	10/31/17
James Doss	2,666			2.25	10/31/13
James Doss	2,666		1,334(1)	2.025	10/31/14
James Doss	23,310		140,000(4)	2.025	10/31/19
James Doss	1,334		2,666(2)	3.40	10/31/15
James Doss	4,000			3.14	12/10/15
James Doss			2,000(3)	3.16	10/31/16

(1)	Vests annually in three installments following grant on October 31, 2009.
(2)	Vests annually in three installments following grant on October 31, 2010.
(3)	Vests annually in three installments following grant on October 31, 2011.
(4)	Vests as to 10,000 shares annually following grant on October 31, 2009.

During the fiscal year ended October 31, 2011, the Company did not adjust or amend the exercise price of stock options awarded to the Named Executive Officers.

Employment Agreements

Mr. Hill previously served as President and Chief Executive Officer of the Company, pursuant to an employment agreement that expired on June 20, 2011. Effective July 5, 2011, Mr. Hill resigned as President of the Company (but remained the Chief Executive Officer) and James Doss, the Company’s Chief Financial Officer and Corporate Secretary, was appointed as the Company’s President. On August 22, 2011 the Company entered into employment agreements with each of Mr. Hill and Mr. Doss to evidence their new employment arrangements.

Howard Hill. On August 22, 2011, the Company entered into a new employment agreement with Howard F. Hill, pursuant to which Mr. Hill will continue to serve as the Company’s Chief Executive Officer through July 31, 2013 (the “Term”), subject to earlier termination as provided in the employment agreement. Under the employment agreement, Mr. Hill is entitled to receive an annual salary of $240,000. Mr. Hill also is entitled to participate in any pension, retirement, disability, insurance, medical service, or other employee benefit plan that is generally available to all employees of the Company, to the life insurance policy and disability insurance policy that the Company currently maintains for Mr. Hill, and to six weeks of paid vacation per year. Additionally, Mr. Hill is entitled to certain compensation from the Company in connection with the termination of his employment under the following circumstances: (i) if the Company terminates Mr. Hill’s employment without “cause” (as defined in the employment agreement), the Company has agreed to pay Mr. Hill upon termination an amount equal to the greater of (x) the salary that would have been paid to Mr. Hill during the balance of the Term, or (y) 12 month’s salary (in each case, based on Mr. Hill’s monthly salary at the time of such termination); (ii) if Mr. Hill terminates his employment for Good Reason (as defined in the employment agreement), Mr. Hill is entitled to severance compensation in the form of continuation of base salary and existing medical and dental insurance for 24 months following termination of employment; and (iii) within 120 days after a "change of control" (as defined in the employment agreement), Mr. Hill will have the right to terminate his employment, and to receive a cash payment in an amount equal to the greater of (x) the salary that would have been paid to Mr. Hill during the balance of the Term, or (y) 12 month’s salary (in each case, based on Mr. Hill’s monthly salary at the time of such termination).

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James Doss. On August 22, 2011, the Company also entered into an employment agreement with James Doss, pursuant to which Mr. Doss will serve as the Company’s President and as Chief Financial Officer through July 31, 2012. Under the employment agreement, Mr. Doss is entitled to receive an annual salary of $168,000. Mr. Doss also is entitled to participate in any pension, retirement, disability, insurance, medical service, or other employee benefit plan that is generally available to all employees of the Company, to the life insurance policy and disability insurance policy that the Company currently maintains for Mr. Doss, and to three weeks of paid vacation per year. Additionally, Mr. Doss is entitled to certain compensation from the Company in connection with the termination of his employment under the following circumstances: (i) if the Company terminates Mr. Doss’ employment without “cause” (as defined in the employment agreement), the Company has agreed to pay Mr. Doss upon termination an amount equal to the salary that would have been paid to Mr. Doss during the balance of the Term, and his unvested stock options will fully vest; and (ii) if a "change of control" (as defined in the employment agreement) occurs and Mr. Doss’ employment under the employment agreement is thereafter terminated, he is entitled to receive a cash payment in an amount equal to 12 month’s salary (based on Mr. Doss’ monthly salary at the time of such termination), and his unvested stock options will fully vest.

Darren Clark. On June 15, 2011, the Company also entered into an employment agreement with Darren Clark, pursuant to which Darren Clark will serve as Cables Unlimited's Chief Executive Officer through June 15, 2013, subject to earlier termination as provided in the employment agreement. Under the employment agreement, Mr. Clark is entitled to an annual salary of $150,000. Additionally, Mr. Clark is eligible to participate, to the extent that he is eligible under the terms and conditions thereof, in any pension, retirement, disability, insurance, medical service, or other employee benefit plan that is generally available to all employees of the Company and that may be in effect from time to time during the period of Mr. Clark's employment under the employment agreement.

Compensation of Directors

During the fiscal year ended October 31, 2011, the Company compensated its directors with an annual grant of options to purchase 4,000 shares of common stock. The Chairman of the Board, currently Mr. Fink, received an annual grant of an additional 4,000 options to purchase shares of common stock as compensation for his service as the Chairman.  All of the options granted to Directors for fiscal year ended October 31, 2011 were granted on December 10, 2010. The options granted to the directors vested immediately upon grant and had an exercise price of $3.14 per share, which was the closing stock price on December 10, 2010. Also, the Company extended the exercise period for two of its former board members for their outstanding grants as of September 6, 2011, which was the date of their resignation from the Board of Directors. Directors are also eligible for reimbursement of expenses incurred in connection with attendance at Board meetings and Board committee meetings.

Under the Company’s policy as in effect in fiscal 2011, new directors received a one-time initial grant of options to purchase 15,000 shares following their new director joins the Board. Under this arrangement, Darren Clark was entitled to receive, and on December 22, 2011 did receive, options to purchase 15,000 shares at an exercise price of $3.69 per share.

In addition to the foregoing grant of options, under the compensation policies in effect in the fiscal year ended October 31, 2011, each non-employee member of the Board of Directors received an annual cash payment of $5,000, and the Chairman of the Board received an additional annual cash payment of $5,000. Notwithstanding the standard compensation arrangements, the Company has implemented a different arrangement with Mr. Sandberg and Mr. Waterfield, two independent directors who joined the Board on September 6, 2011. In connection with his appointment to the Board, Mr. Sandberg voluntarily agreed to forgo director’s fees as follows: (i) with respect to serving on the Board of Directors generally, Mr. Sandberg agreed to forgo any fees (other than travel and other reasonable reimbursement) for the first year of service, and (ii) with respect to acting as Chairman of the Strategic Committee, he agreed to indefinitely forgo any additional compensation he may be entitled to as a result of such chairmanship (other than travel and other reasonable reimbursement). The Company and Mr. Waterfield agreed to the following compensation arrangements: (i) Mr. Waterfield shall receive an annual fee of $15,000 for serving as a director on the Board, (ii) an annual fee of $3,000 for each committee of the Board on which he serves as the Chairman, and (iii) a fee of $500 for each Board meeting Mr. Waterfield attends in person, and a fee of $250 for each telephonic meeting that Mr. Waterfield attends. However, Mr. Waterfield’s total annual cash compensation shall not exceed $25,000. The Board may, but shall not be obligated to grant Mr. Waterfield options to purchase shares of Common Stock as part of his Board compensation.

In 2012, upon the recommendation of the Compensation Committee, the Company changed its Board of Director compensation policies. Under the new compensation policies that are currently in effect, directors who also are officers and/or employees of the Company do not receive any compensation for serving on the Board. Non-employee directors (i.e. directors who are not employed by the Company as officers or employees) now receive $25,000 annually, which amount is paid one-half in cash, and one-half through the grant of stock options to purchase shares of the Company’s common stock. Mr. Sandberg is excluded from these payments until the end of his first year of service as a director. The number of stock option shares granted to each director is determined by dividing $12,500 by the difference between $5.00 and the option exercise price. In May 2012, the Company granted three of the outside directors (excluding Mr. Sandberg) stock options to purchase 11,467 shares. The stock options have an exercise price of $3.91, which price was used to determine the number of options granted (each director received options to purchase a number of shares determined by dividing $12,500 by $1.09, which is the difference between $5.00 and the $3.91 exercise price).

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DIRECTOR COMPENSATION FOR FISCAL YEAR 2011

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)(2)(3)	All Other Compensation	Total

Darren Clark	$0	$0	-0-	$0	$0
Marvin H. Fink	$10,000	$0	$7,990	$0	$17,990
Howard F. Hill	$0	$0	$3,995	$0	$3,995
William L. Reynolds	$5,000	$0	$3,995	$0	$3,995
Randall Waterfield	$2,500	$0	-0-
David Sandberg	$0	$0	-0-	$0	$0

(1)	This column represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions. These amounts do not correspond to the actual value that will be recognized by the named directors from these awards.
(2)	On December 10, 2010 we granted a five-year non-qualified option to purchase 2,000 shares of the Company’s common stock at an exercise price of $3.14 per share to Howard Hill and William Reynolds for their services as directors for the fiscal year ended October 31, 2011.
(3)	On December 10, 2010 we granted a five-year non-qualified option to purchase 4,000 shares of the Company’s common stock at an exercise price of $3.14 per share to Marvin Fink, for his services as Chairman of the Board for the for the fiscal year ended October 31, 2011.

Certain Transactions

On April 1, 1997, the Company loaned to Howard Hill, its President at that time and Chief Executive Officer, $70,000 pursuant to a Promissory Note which provides for interest at the rate of 6% per annum and which has no specific due date for principal repayment.  As of October 31, 2011, the principal balance still outstanding on the loan was $66,980. Mr. Hill pays interest on the loan annually. The note is collateralized by personal property owned by Mr. Hill.

Robert Jacobs, a former director of the Company, is an employee of the Company’s public relations firm. For the fiscal years ended October 31, 2011 and October 31, 2010, the Company paid the firm $52,683 and $52,783, respectively, for services rendered.

On June 15, 2011, the Company purchased Cables Unlimited, Inc., a New York corporation, from Darren Clark, the sole shareholder of Cables Unlimited, Inc., for $5,600,000.  The purchase price was paid one-half in cash and one-half in shares of unregistered common stock of the Company.  At the closing on June 15, 2011, the Company issued to Mr. Clark 762,738 shares of the Company’s common stock (the number of shares is equal to $2,800,000 divided by the volume weighted average price of the Company’s common stock for the five trading days prior to the date on which the transaction was first publicly disclosed), and $2,800,000 in cash.  Of the cash amount, $2,550,000 was paid to Mr. Clark at the closing, and $250,000 was deposited into an escrow account with a New York bank, to be held in escrow for up to one year following the closing as security for Mr. Clark’s indemnification obligations under the acquisition agreement.  Prior to the purchase, Darren Clark was not affiliated with the Company.  In connection with the acquisition, Mr. Clark was appointed to the Company’s Board of Directors.

After Cables Unlimited became the Company’s wholly-owned subsidiary, the Company entered into a five-year lease for the New York facilities from which Cables Unlimited conducts its operations.  Cables Unlimited’s monthly rent expense under the lease is $13,000 per month, plus payments of all utilities, janitorial expenses, routine maintenance costs, and costs of insurance for Cables Unlimited’s business operations and equipment.  The landlord is a company controlled by Darren Clark, the former owner of Cables Unlimited and a current director of the Company.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of the Company’s Common Stock as of July 3, 2012 for (i) each director; (ii) the Company’s Named Executive Officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of the Common Stock. As of July 3, 2012, there were 6,863,560 shares of Common Stock issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage Beneficially Owned

Howard H. Hill 7610 Miramar Road, Ste. 6000 San Diego, CA 92126-4202	451,242(2)	6.2%

James Doss 7610 Miramar Road, Ste. 6000 San Diego, CA 92126-4202	102,308(3)	1.5%

Darren Clark 3 Old Dock Road, Yaphank, New York, 11980	785,000(4)	11.4%

David Sandberg c/o Red Oak Partners, LLC 654 Broadway, Suite, 5 New York, NY 10012	644,610(5)	9.4%

Marvin H. Fink 7610 Miramar Road, Ste. 6000 San Diego, CA 92126-4202	60,000(6)	0.9%

William Reynolds 7610 Miramar Rd., Ste. 6000 San Diego, CA 92126-4202	64,705(7)	0.9%

J. Randall Waterfield The Waterfield Group 140 Broadway, 46th Floor New York, NY 10005	41,534	0.6%

All Directors and Officers as a Group (7 Persons)	2,149,399(8)	30.9%

Hytek International, Ltd P.O. Box 10927 APO George Town Cayman Islands	901,860	13.1%

Red Oak Partners, LLC 654 Broadway, Suite, 5 New York, NY 10012	644,610(5)	9.4%

(1) Shares of Common Stock, which were not outstanding but which could be acquired upon exercise of an option within 60 days from the date of this filing, are considered outstanding for the purpose of computing the percentage of outstanding shares beneficially owned. However, such shares are not considered to be outstanding for any other purpose.

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(2) Includes 375,742 shares that Mr. Hill has the right to acquire upon exercise of options exercisable within 60 days.

(3) Includes 99,808 shares that Mr. Doss has the right to acquire upon exercise of options exercisable within 60 days.

(4) Includes 15,000 shares that Mr. Clark has the right to acquire upon exercise of options exercisable within 60 days.

(5) Represents shares owned by Red Oak Partners, LLC, a New York limited liability company, The Red Oak Fund, LP, a Delaware limited partnership, and Pinnacle Fund LLLP, a Colorado limited liability limited partnership. Red Oak Partners, LLC is the general partner of The Red Oak Fund, LP and a managing member of Pinnacle Fund LLLP. David Sandberg, the controlling member of Red Oak Partners, LLC.

(6) Includes 28,000 shares that Mr. Fink has the right to acquire upon exercise of options exercisable within 60 days.

(7) Includes 48,000 shares, which Mr. Reynolds has the right to acquire upon exercise of options exercisable within 60 days.

(8) Includes 566,550 shares, which the directors and officers have the right to acquire upon exercise of options exercisable within 60 days.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of October 31, 2011 with respect to the shares of Company common stock that may be issued under the Company’s existing equity compensation plans.

	A	B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders (1)	1,191,948	$3.02	640,583

Equity Compensation Plans Not Approved by Stockholders (2)	907,724	$0.90	0

Total	2,099,672	$2.13	640,583

(1)	Consists of options granted under the R.F. Industries, Ltd. (i) 2010 Stock Incentive Plan and (ii) 2000 Stock Option Plan. The 2000 Stock Option Plan has expired, and no additional options can be granted under this plan. Accordingly, all 640,583 shares remaining available for issuance represent shares under the 2010 Stock Incentive Plan.

(2)	Consists of options granted to six officers and/or key employees of the Company under employment agreements entered into by the Company with each of these officers and employees. Compliance with Section 16(a) of the Exchange Act.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE FOREGOING DIRECTORS.

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PROPOSAL 2:
APPROVAL OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION

On June 19, 2012, our Board of Directors approved, subject to stockholder approval at the Annual Meeting, amending and restating in full the Company’s Articles of Incorporation (the "Restated Articles”). The current form of Articles of Incorporation were originally filed with the Secretary of State of the State of Nevada on November 13, 1979 and the Articles of Incorporation have been amended eight times since then (collectively, the "Original Articles”). These amendments were made to change the Company’s name, to change the authorized capitalization, to effect two stock splits, to eliminate outdated provisions, to conform the terms to those of most public companies, and to correct mistakes. As a result, the Original Articles are cumbersome and confusing. In addition, the Original Articles still contain provisions that were adopted when the Company was a private company, and which provisions are not typically included in charter documents of public companies. Therefore, in order to aggregate certain terms of multiple prior amendments to the Original Articles into a single document, and to shorten the current form of the Original Articles to conform more closely to those of other Nevada public corporations and modern corporate governance practices, the Board decided to restate the Original Articles. Subject to stockholder approval, the Restated Articles will amend, restate and replace in their entirety the Original Articles. The full text of the proposed Restated Articles is set forth as Appendix A to this proxy statement.

The Restated Articles (i) restate Article I of the Original Articles to include the current name of the Company; (ii) delete Article II of the Original Articles, which provision contains the former location of the principal office of the Company; (iii) amend and restate Article III of the Original Articles to restate the purpose of the Company (as discussed more fully below); (iv) amend and restate Article IV of the Original Articles to restate the Company’s currently authorized capital stock; (v) delete the names of the original directors and incorporators of the Company (Article V of the Original Articles) and to delete the provision specifying number of directors (as discussed more fully below); (vi) delete Article VIII of the Original Articles that gave the Board of Directors the power to amend our Bylaws; (vii) delete Article IX of the Original Articles noting the control of our Board of Directors or any Committee thereof over the affairs of the Company, and regarding the inspection of the Company's books and records by stockholders; (viii) delete Article X of the Original Articles regarding the Company's authority to sell, convey, transfer or exchange the Company's properties and assets; (ix) delete Article XII of the Original Articles granting the stockholders the authority to change the authorized number of directors of the Company; (x) delete Article XIII of the Original Articles that identified our original resident agent; (xi) add a provision that limits the personal liability of directors (as discussed more fully below); and (xii) add Article VII of the Restated Articles noting, among other things, that the capital stock of the Company shall not be subject to assessment to pay debts of the Company (as discussed more fully below). Article X of the Original Articles has been deleted and is not contained in the Restated Articles. Article X of the Original Articles provided that the Company could not sell or otherwise dispose of all or substantially all of the Company’s properties and assets unless approved by a vote or written consent of the shareholders entitled to exercise a majority of the voting power of the Company. The Board of Directors deleted this provision because Section 78.565 of the Nevada Revised Statutes already provides that the Company may not sell, lease or exchange all of its property and assets, including its goodwill and its corporate franchises, unless authorized by the affirmative vote of stockholders holding stock in the Company entitling them to exercise at least a majority of the voting power. Deleted Article X was broader than the Nevada law because it limited the sale of “all or substantially all” of the Company’s assets, whereas the Nevada law only requires stockholder approval for the sale of “all” properties and assets. However, the Nevada law does not define “all or substantially all,” and to the Board’s knowledge, no Nevada court has definitively determined the meaning of that phrase. Therefore, the Board elected to follow accepted Nevada law and to be governed by the provisions contained in the Nevada Revised Statutes. In addition to the foregoing changes, the Restated Articles also moved existing provisions of the Original Articles to different locations in the Restated Articles, or re-phrased some of those provisions.

The following is a summary of the principal provision of the Restated Articles. The discussion below is qualified in its entirety by reference to the full text of the Restated Articles, which is set forth as Appendix A to this proxy statement. The discussion also omits instances where terms that were not capitalized in the Original Articles have been capitalized in the Restated Articles (e.g., from “corporation” to “Corporation”) and provisions that were included in the Original Articles but have been moved or re-phrased.

Article II - Purpose

Article II of the Restated Articles provides that the purpose for which the Company is organized is to engage in any lawful act or activity for which a corporation may be organized under Chapter 78 of the Nevada Revised Statutes, as revised. This is consistent with Section 78.060 of the Nevada Revised Statutes. The Original Articles contained a two-page, non-exclusive list of business activities that the Company could be engaged in. The business of the Company has changed since the Company filed the Original Articles, and our Board of Directors believes the non-exclusive list of permitted activities in the Original Articles regarding the purpose of the Company is cumbersome and unnecessary.

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Article VI - Limited Liability; Indemnification

Article VI of the Restated Articles provides for the limitation on personal liability of individuals who are or were directors of the Company to the extent permitted by law (our Original Articles did not contain such a provision). This provision is permitted by the Nevada Revised Statutes and, in the opinion of the Board, is customary for most Nevada corporations.

Article XV of the Original Articles, permitted the indemnification of agents of the Company to the fullest extent permitted by applicable law, and the Company’s Bylaws currently also permit the indemnification of agents of the Company. Article VI of the Restated Articles similarly authorizes the indemnification of officers, directors and other agents of the Company, and, in addition, authorizes the advancement of expenses to such officers, directors and agents, including through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, to the fullest extent permitted by applicable law.

Article VII - Liability of Stockholders

Article VII of the Restated Articles was added to provide that the stockholders and their private property shall always be exempt from liability of debts or liabilities of the Company. The foregoing is consistent with Sections 78.195 and 78.225 of the Nevada Revised Statutes. The Original Articles do not address, or limit, the personal liability of stockholders. The Board believes that this provision is in the best interests of the stockholders.

Deletions, and Administrative and Uniform Changes to the Original Articles

The Restated Articles include the following deletions and administrative changes which are meant to create more uniformity with the Nevada Revised Statues and filing procedures and to remove unnecessary provisions: (i) Article I of the Restated Articles is being restated simply to restate the name of the Company - no change is being made the Company’s current name, "RF Industries, Ltd."; (ii) Articles II and V of the Original Articles are being deleted as the Restated Articles does not need to provide information with respect to either the location of the Company's offices or the original directors and incorporators of the Company, and provisions regarding the location of the Company's offices and the authorized number of directors of the Company are included in our Bylaws; (iii) Article VII of the Original Articles is being deleted as Article V of the Restated Articles incorporates a comparable provision, and the Board determined that it is logical to include such provision in Article V; (iv) Articles VIII, IX and XII of the Original Articles are being deleted because provisions dealing with those matters, including, but not limited to, the authority of the Board of Directors to amend our Bylaws, the Board's control over the affairs of the Company, generally, and the manner in which the authorized number of directors may be changed are included in our Bylaws, and Sections 78.105 and 78.107 of the Nevada Revised Statutes govern the rights of stockholders to inspect the records of the Company; and (v) Article XIII of the Original Articles is deleted as the Restated Articles does not need to identify the original registered agent of the Company - information regarding the current registered agent of the Company is on file with the Nevada Secretary of State's office.

No Dissenter’s Rights

 Under Nevada Law, our dissenting shareholders are not entitled to appraisal rights with respect to the amendment and restatement of the Original Articles, and we will not independently provide our stockholders with any such right.

The affirmative vote of a majority of our outstanding shares of common stock will be required to approve the Restated Articles.  If the Restated Articles is approved by the stockholders, the Restated Articles will be filed and become effective promptly following the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION IN THEIR ENTIRETY.

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PROPOSAL 3:
SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected J.H. Cohn LLP to continue as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2012.

Stockholder ratification of the selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of J.H. Cohn LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will request the Audit Committee to reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee of the Board determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of J.H. Cohn LLP.

Audit Fees

The following is a summary of the fees billed to the Company by J.H. Cohn LLP for professional services for rendered for the fiscal years ended October 31, 2011 and 2010:

Fee Category	Fiscal 2011 Fees	Fiscal 2010 Fees
Audit Fees	$161,000	$146,000

Audit-Related Fees	$189,000	$0

Total Fees	$350,000	$146,000

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by J.H. Cohn LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit and review of the Company’s financial statements and are not reported under “Audit Fees.” These services include professional services requested by the Company in connection with its preparation for compliance with Section 404 of the Sarbanes-Oxley Act of 2002, accounting consultations in connection with acquisitions, and consultations concerning financial accounting and reporting standards.

The Audit Committee has determined that the provision of services, in addition to audit services, rendered by J.H. Cohn LLP and the fees billed therefore in fiscal 2011 and 2010 were compatible with maintaining J.H. Cohn LLP’s independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF JH COHN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Securities Exchange Act that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.

The responsibilities of the Audit Committee include providing oversight to the financial reporting process of the Company through periodic meetings with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal controls, and financial reporting matters. The Company’s management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on senior management, including senior financial management, and its independent registered public accounting firm.

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended October 31, 2011.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with the management. The Audit Committee has discussed with J.H. Cohn LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee has also received written disclosures and the letter from J.H. Cohn LLP required by Independence Standards Board Standard No. 1, which relates to the auditor’s independence from the Company and its related entities, and has discussed with J. H. Cohn LLP their independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2011.

The Audit Committee has retained J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2012.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States. That is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (ii) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

AUDIT COMMITTEE

William Reynolds

Marvin Fink

David Sandberg

Randall Waterfield

17

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to submit proposals at the 2013 Annual Meeting must submit such proposals to the Company no later than March 11, 2013 in order for them to be included in the Proxy Statement and the form of Proxy to be distributed by the Board of Directors in connection with that meeting. Stockholders proposals should be submitted to Corporate Secretary, RF Industries, Ltd., 7610 Miramar Road, San Diego, CA 92126-4202.

FORM 10-K

The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended October 31, 2011, as filed with the Securities and Exchange Commission, including financial statements and schedules thereto. Such report was filed with the Securities and Exchange Commission on January 27, 2011. Requests for copies of such report should be directed to the Chief Financial Officer, RF Industries, Ltd., 7610 Miramar Road, San Diego, CA 92126-4202. The Form 10-K may also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

ANNUAL REPORT

The Company’s 2012 Annual Report, which consists of an abridged version of the Form 10-K and which includes audited financial statements for the Company’s fiscal year ended October 31, 2011, is being distributed along with this Proxy Statement. For your additional convenience, the Company is posting a copy of this Proxy Statement, the proxy card, and the Annual Report for the fiscal year ended October 31, 2011 on the Company’s website at www.rfindustries.com, under “Investor Information”, and at https://materials.proxyvote.com/749552.

OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting of any adjournment thereof, it is intended that the persons named in the enclosed form of Proxy will vote on such matters in accordance with their best judgment.

James Doss

President and Corporate Secretary

San Diego, California

July 13, 2012

18

APPENDIX A

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
RF INDUSTRIES, LTD.

ARTICLE I

The name of this corporation is RF Industries, Ltd. (the “Corporation”).

ARTICLE II

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under Chapter 78 of the Nevada Revised Statutes, as revised.

ARTICLE III

The Corporation is authorized to issue a total of twenty million (20,000,000) shares of capital stock, $0.01 par value per share, designated "Common Stock."

ARTICLE IV

The period during which the Corporation shall continue is perpetual.

ARTICLE V

No stockholders of the Corporation shall have preemptive rights to any stock of the Corporation now or hereafter authorized.

ARTICLE VI

Section 1. A director of the Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as revised, as they now exist or as they may hereafter be amended, not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exception from liability is not permitted under the Nevada Revised Statutes, as revised, as the same exist or may hereafter be amended.

Any amendment, repeal or modification of the foregoing provisions of this Article VI, Section 1, or the adoption of any provision in an amended or restated Articles of Incorporation inconsistent with this Article VI, Section 1 by the stockholders of the Corporation shall not apply to, or adversely affect, any right or protection of a director of the Corporation existing at the time of such amendment, repeal, modification or adoption.

Section 2. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of, and advancement of expenses to, such agents of the Corporation (and any other persons to which Nevada law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by the Nevada Revised Statutes, as revised, subject only to limits created by applicable Nevada law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders and others.

A-1

Any amendment, repeal or modification of any of the foregoing provisions of this Article VI, Section 2 shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such amendment, repeal or modification.

ARTICLE VII

The capital stock of the Corporation, after the amount of the subscription or purchase price has been paid in, shall not be subject to assessment to pay debts of the Corporation; and no paid stock and no stock issued as fully paid up shall ever be assessable or assessed for any purpose whatever; and no stockholder shall be individually liable for any debt or liability of the Corporation. The stockholders and their private property shall always be exempt from liability of debts or liabilities of the Corporation.

The vote by which the stockholders holding shares in the Corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the amendment. The percentage of outstanding shares voting in favor of the amendment is ____%.

Dated: August 30, 2012	James Doss, President, Chief Financial Officer and Secretary

A-2

RF INDUSTRIES, LTD.
7610 MIRAMAR ROAD SUITE 6000
SAN DIEGO,CA 92126-4202
ATTENTION: JAMES DOSS

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Marvin H. Fink 02 Howard F. Hill 03 William L. Reynolds 04 Darren Clark 05 David Sandberg
06 J. R. Waterfield

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000147245_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and Annual Report is/are available at www.proxyvote.com .

RF INDUSTRIES, LTD.
Annual Meeting of Shareholders
August 30, 2012 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Howard Hill and James Doss, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of RF INDUSTRIES, LTD. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:00 AM, PDT on 8/30/2012, at TroyGould PC, 1801 Century Park East, 16th Floor, Los Angeles, California, 90067, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000147245_2 R1.0.0.11699

*** Exercise Your *Right* to Vote ***

RF INDUSTRIES, LTD.

RF INDUSTRIES, LTD.
7610 MIRAMAR ROAD SUITE 6000
SAN DIEGO,CA 92126-4202
ATTENTION: JAMES DOSS

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: July 03, 2012
Date: August 30, 2012 **Time:** 10:00 AM PDT
Location: TroyGould PC
1801 Century Park East
16th Floor
Los Angeles, California, 90067

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. and Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 19, 2012 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000147244_2 R1.0.0.11699

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Marvin H. Fink　02 Howard F. Hill　03 William L. Reynolds　04 Darren Clark　05 David Sandberg
06 J. R. Waterfield

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000147244_3 R1.0.0.11699